                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   DECEMBER 31, 1997
                                                  ------------------------------

                         STERIGENICS INTERNATIONAL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                          0-22909             95-3323502
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(State or other jurisdiction             (Commission          (IRS Employer
    of incorporation)                    File Number)      Identification No.)


4020 Clipper Court, Fremont, California                                    94538
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(Address of Principal Executive Offices)                              (Zip Code)


Company's telephone number, including area code   (510) 770-9000
                                                --------------------------------


Same
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         (Former name or Former Address, if Changed Since Last Report.)

ITEM 5.        OTHER EVENTS

               On December 31, 1997, SteriGenics International, Inc., a Delaware corporation ("SteriGenics"), RSI Leasing, Inc., a California corporation and wholly owned subsidiary of SteriGenics ("Sub"), and ThermoSpectra Corporation, a Delaware corporation ("ThermoSpectra"), completed the previously announced acquisition by Sub of certain assets and liabilities of the Nicolet Electron Services Division ("Nicolet") of ThermoSpectra (the "Acquisition"). The Acquisition was accomplished pursuant to the terms of an Asset Acquisition Agreement (attached as Exhibit 2.1 hereto), dated December 27, 1997, by and among SteriGenics, Sub and ThermoSpectra (the "Asset Acquisition Agreement").

               Pursuant to the terms of the Asset Acquisition Agreement, certain assets and liabilities of Nicolet were acquired by Sub in exchange for $5,000,000 in cash and 109,307 shares of Common Stock of SteriGenics. Under the terms of the Asset Acquisition Agreement, ThermoSpectra may also receive additional consideration in the form of Common Stock of SteriGenics payable six months following the closing of the Acquisition pursuant to the provisions of
Section 2.8 of the Asset Acquisition Agreement.

               Under the terms of the Asset Acquisition Agreement, ThermoSpectra was granted certain registration rights in connection with the Common Stock of SteriGenics received by ThermoSpectra in the Acquisition pursuant to a Registration Rights Agreement (attached as Exhibit 4.1 hereto), dated December 31, 1997, by and between SteriGenics and ThermoSpectra (the "Registration Rights Agreement").

ITEM 7.        EXHIBITS

               Exhibit
               Number   Description
               ------   -----------

               2.1 Asset Acquisition Agreement, dated December 27, 1997, by and among SteriGenics, Sub and ThermoSpectra.

               4.1 Registration Rights Agreement, dated December 31, 1997, by and between SteriGenics and ThermoSpectra.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          STERIGENICS INTERNATIONAL, INC.


Dated:  January 14, 1998                  By:  /s/ James E. Williams
                                               ---------------------------------
                                               James E. Williams
                                               Chief Financial Officer

                                  EXHIBIT INDEX



                                                                                  Sequentially
Exhibit                                                                               Numbered
Number         Description                                                                Page
------         -----------                                                                ----


2.1 Asset Acquisition Agreement, dated December 27, 1997, by and among SteriGenics, Sub and ThermoSpectra.

4.1 Registration Rights Agreement, dated December 31, 1997, by and between SteriGenics and ThermoSpectra.